     Delphi Information System, Inc. (the "Company") hereby files this proxy card to replace in its entirity the proxy card previously filed with the Company's Definitive Schedule 14A on August 12, 1998.

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                                       PROXY

                        Solicited by the Board of Directors
                          Delphi Information Systems, Inc.
                           3501 Algonquin Road, Suite 500
                           Rolling Meadows, Illinois 60008

The undersigned hereby appoints W. Max Seybold and Reid E. Simpson, and each of them, as proxies, with power of substitution and revocation, acting by a majority of those present and voting (or if only one is present and voting, then that one) to vote the stock of Delphi Information Systems, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on September 10, 1998, and at any adjournment or postponement thereof, with all powers that the undersigned would possess if present, with respect to the following:



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

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Please mark your votes as indicated in this example     /X/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS.

1. Proposal to elect Messrs. Yuval Almog, William R. Baumel, Larry G. Gerdes and W. Max Seybold as directors until the next annual meeting of stockholders and until their successors are elected and qualified.

                        WITHHOLD
                        AUTHORITY       WITHHOLD AUTHORITY TO
        FOR ALL      TO VOTE FOR ALL    VOTE FOR THE FOLLOWING
       NOMINEES         NOMINEES        NOMINEE(S):
          / /             / /            / /          -------------------------

                                                      -------------------------

2. Proposal to Adopt the Delphi Information Systems, Inc. Non-Employee Director Stock Option Plan.


       FOR             AGAINST             ABSTAIN
       / /               / /                 / /


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE ABOVE PROPOSALS. PLEASE SIGN EXACTLY AS OWNERSHIP APPEARS ON THIS PROXY. WHERE STOCK IS HELD BY JOINT TENANTS, ALL PARTIES IN THE JOINT TENANCY SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

_____________________________  _____________________________  ____________, 1998
SIGNED                         SIGNATURE IF JOINTLY HELD      DATED

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